Exhibit 10.1

AMENDED AND RESTATED LOAN AGREEMENT

This Agreement (“Amended Loan Agreement”) is entered into by and between VelaTel Global Communications, Inc., a Nevada corporation (“VelaTel”), and Isaac Organization, Inc., a Canadian corporation organized under the laws of Ontario (“Isaac”), as of April 25, 2012 (“Effective Date”).  VelaTel and Isaac are each sometimes referred to individually in this Agreement as a “Party” and together as “Parties.”

RECITALS

A.  On February 23, 2010, the Parties entered into an “Agreement to Extend and Increase First Line of Credit Loan Agreement and Promissory Note, To Cancel Stock Purchase Agreement, and To Grant Option in VN Tech Agreement” (“Extension Agreement”) and a separate ““Second Line of Credit Loan Agreement and Promissory Note” (“Second Note”).

B.  The Parties now wish to amend and restate the terms of the Extension Agreement pursuant to the terms of this Amended Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Amended Loan Agreement agree as follows:

AGREEMENT

1.  The principal balance of the promissory note that was extended pursuant to the Extension Agreement (“Extended First Note”) was in the principal amount of $7,425,101.71 as of February 23, 2012, plus interest at the rate of 10% per annum.  The maturity date of the Extended First Note was June 30, 2012.  The Extended First Note is hereby cancelled and substituted for fourteen promissory notes in the principal amount of $500,000.00 each (“Amended Isaac Note #1 through Amended Isaac Note #14,” respectively), plus one promissory note in the amount of $425,101.71 (“Amended Isaac Note #15).  The maturity date of Amended Isaac Note #1 shall be April 30, 2012, and the maturity date of each succeeding Amended Isaac Notes #2-#15 shall be the 15th day and the last calendar day of each month in succession after April 30, 2012.  Amended Isaac Notes #1-15 are attached hereto as an exhibit.

2.  The Parties confirm that the cancellation of the previous Stock Purchase Agreement (as amended from time to time) as described in the Extension Agreement remains cancelled.  All other terms of the Extension Agreement that are not consistent with this Amended Loan Agreement are of no further force and effect.

3.  Nothing contained herein affects the Second Note, also entered into between the Parties on February 23, 2012, which remains in full force and effect.

VELATEL GLOBAL COMMUNICATIONS INC.	ISAAC ORGANIZATION, INC.
By: /s/ George Alvarez George Alvarez, its Chief Executive Officer	By: /s/ Antonios Isaac Antonios Isaac, its Chief Executive Officer
12526 High Bluff Drive, Suite 155 San Diego, CA 92130, USA Facsimile: 760.230.7042 Email: galvarez@velatel.com	105 Schneider Road Ottawa, Ontario K2K 1Y3, CANADA Facsimile: 613.254.8912 Email: tony@isaac.com

AMENDED PROMISSORY NOTE #1 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on April 30, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #2 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on May 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #3 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on May 31, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #4 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on June 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #5 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on June 30, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #6 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on July 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #7 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on July 31, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #8 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on August 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #9 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on August 31, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #10 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on September 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #11 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on September 30, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #12 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on October 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #13 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on October 31, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #14 TO ISAAC ORGANIZATION, INC.

$ 500,000.00	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on November 15, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer

AMENDED PROMISSORY NOTE #15 TO ISAAC ORGANIZATION, INC.

$ 425,101.71	Date: April 25, 2012

FOR VALUE RECEIVED, VelaTel Global Communications, Inc. (“Borrower”) promises to pay to the order of Isaac Organization, Inc. (“Lender”) the sum of Five Hundred Thousand and 00/100 (“Principal Amount”), together with interest at the rate of 10% per annum from February 23, 2012.

The entire Principal Amount, together with all interest accrued and unpaid, shall be due and payable on November 30, 2012 (“Maturity Date”).  Borrower may prepay this Note in whole or in part prior to the Maturity Date without penalty.  Any partial payments shall be applied first to costs of collection incident to any event of default, then to interest accrued but unpaid, then to reduction of the Principal Amount.

Should this Note be placed in the hands of an attorney for collection, Borrower promises to pay such reasonable attorney fees and other costs of collection as Lender may incur, whether or not suit is brought.  Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

VELATEL GLOBAL COMMUNICATIONS, INC.

By /s/ George Alvarez
     George Alvarez, its Chief Executive Officer